UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒   Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
Andersen Group Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:

April 30, 2026

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Andersen Group Inc. (Andersen or the Company) that will be held on Monday, June 22, 2026 at 9:00 a.m. PDT (the Annual Meeting). The Annual Meeting will be held virtually via live audio webcast on the internet at www.virtualshareholdermeeting.com/ANDG2026. Even though our Annual Meeting will be held virtually, stockholders will still have the ability to participate in the meeting and vote their shares at the Annual Meeting if they wish.

Details regarding the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. We encourage you to read this information carefully, along with our annual report on Form 10-K for the year ended December 31, 2025. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, by telephone or by mailing a proxy card, if you have requested one. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Andersen.

Very truly yours,

Mark L. Vorsatz

Chairman and Chief Executive Officer

San Francisco, California

Andersen Group Inc.

333 Bush Street, Suite 1700

San Francisco, California 94104

Notice of Annual Meeting

for 2026 Annual Meeting of Stockholders

Time and Date: Monday, June 22, 2026 at 9:00 a.m. PDT.

Place:

The Annual Meeting will be held via live webcast at www.virtualshareholdermeeting.com/
ANDG2026. To participate, you will need the 16-digit control number provided on your proxy card or voting instruction form.

Record Date: You are entitled to vote if you were a stockholder of record of Class A or Class B common stock as of the close of business on April 23, 2026.

ITEMS OF BUSINESS

1	To elect the eight director nominees named in the proxy statement accompanying this notice to serve until the annual meeting held in 2027.
2	To ratify the appointment of BDO USA, P.C. as Andersen Group Inc.’s independent registered public accounting firm for the year ending December 31, 2026.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and vote on the internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers about Procedural Matters.”

A Notice of Internet Availability of Proxy Materials (Notice) has been mailed to stockholders of record on or about April 30, 2026. The Notice contains instructions on how to access our proxy statement for our 2026 Annual Meeting of Stockholders and our annual report on Form 10-K for the year ended December 31, 2025 (together, the proxy materials). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following internet address: www.proxyvote.com.

By order of the Board of Directors,

Mark L. Vorsatz

Chairman and Chief Executive Officer

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 30, 2026

Andersen Group Inc.

333 Bush Street, Suite 1700

San Francisco, California 94104

Proxy Statement

for 2026 Annual Meeting of Stockholders

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2026 Annual Meeting of Stockholders (the Annual Meeting) to be held at 9:00 a.m. PDT on Monday, June 22, 2026, and any postponements or adjournments thereof. The Annual Meeting will be held virtually via a live audio webcast on the internet at www.virtualshareholdermeeting.com/ANDG2026. There will not be a physical meeting location available for in-person participation. We believe holding our Annual Meeting online will facilitate greater stockholder attendance while still providing comparable rights and opportunities to participate, including the ability to ask questions, as a stockholder would have if he, she or they were attending our Annual Meeting in person. Beginning on or about April 30, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our proxy materials.

As used in this proxy statement, the terms “we,” “us,” “our,” “Andersen,” or the “Company” mean Andersen Group Inc. unless the context indicates otherwise. Managing Director refers to a person who holds the title of Managing Director of Andersen Tax LLC, a Delaware limited liability company and an indirect subsidiary of Andersen Group Inc., or a comparable position including certain persons who are members of an advisory board or equivalent of an affiliate of Andersen Tax LLC. Unless otherwise noted or unless the context provides otherwise, all references in this proxy statement to our “common stock” refers to our voting Class A common stock and Class B common stock.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

ANNUAL MEETING

Q:	WHY AM I RECEIVING THESE PROXY MATERIALS?

A:

Our Board of Directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Monday, June 22, 2026 at 9:00 a.m. PDT, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The notice of Annual Meeting, this proxy statement and accompanying form of proxy card are being made available to you on or about April 30, 2026. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (SEC) rules and that is designed to assist you in voting your shares.

Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?

A:	The proxy materials include:

•	This proxy statement for the Annual Meeting;

•	Our annual report on Form 10-K for the year ended December 31, 2025 (the 2025 Annual Report); and

•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	HOW CAN I GET ELECTRONIC ACCESS TO THE PROXY MATERIALS?

A:

The proxy materials are available at www.proxyvote.com and at https://investor.andersen.com/. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	WHERE IS THE ANNUAL MEETING?

A:	The Annual Meeting will be held virtually via live audio webcast on the internet at www.virtualshareholdermeeting.com/ANDG2026.

Q:	CAN I ATTEND THE ANNUAL MEETING?

A:

You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 23, 2026 (the Record Date). The Annual Meeting will begin promptly at 9:00 a.m. PDT on Monday, June 22, 2026.

STOCK OWNERSHIP

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:

Stockholders of record—If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (Equiniti), you are considered, with respect to those shares, the “stockholder of record,” and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting.

Beneficial owners—Many Company stockholders hold their shares through a broker, bank, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee (commonly referred to as being held in “street name”), you are considered the “beneficial owner” of such shares. The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

QUORUM AND VOTING

Q:	HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE ANNUAL MEETING?

A:	A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Bylaws and the Delaware General Corporation Law

(DGCL). The presence, in person or represented by proxy, of the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter.

Under the DGCL, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:

Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, there were 112,485,744 shares of common stock, consisting of 12,951,358 shares of our Class A common stock and 99,534,386 shares of our Class B common stock, outstanding and entitled to vote.

In deciding all matters at the Annual Meeting, each holder of shares of our Class A common stock will be entitled to one vote for each share of Class A common stock held as of the close of business on the Record Date and each holder of shares of our Class B common stock will be entitled to ten votes for each share of Class B common stock held as of the close of business on the Record Date. Andersen Aggregator LLC (Aggregator), a Delaware limited liability company and a holding company of which the equity owners include current Managing Directors, owns 100% of the outstanding shares of our Class B common stock. We do not have cumulative voting rights for the election of directors. Our Class A common stock and Class B common stock are sometimes collectively referred to in this Proxy Statement as our “common stock.”

Q:	HOW CAN I VOTE MY SHARES AT THE ANNUAL MEETING?

A:

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:	Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

Via the Internet

You may vote by proxy via the internet by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

By Telephone

You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

By Mail If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:	WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?

A:	Stockholder of record—If you are a stockholder of record and you:

•	Indicate when voting via the internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•

Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. However, several large brokers have recently eliminated the practice of discretionary voting of uninstructed shares, including on matters generally identified as “routine”. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	HOW MANY VOTES DO I HAVE?

A:

Each share of Class A common stock you owned as of the Record Date is entitled to one vote and each share of Class B common stock you owned as of the Record Date is entitled to ten votes. Our Class A common stock and our Class B common stock will vote together as a single class on all matters to come before the Annual Meeting.

Q:	WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:

The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, our Board of Directors’ recommendation with respect to such proposals, the vote required for such proposals to be approved and whether broker discretionary voting is allowed on such proposal.

PROPOSAL		BOARD RECOMMENDATION	VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED

1	Elect eight directors to serve until the 2027 Annual Meeting of Stockholders	FOR	Plurality	No
2	Ratify the appointment of BDO USA, P.C. as Andersen Group Inc.’s independent registered public accounting firm for the year ending December 31, 2026	FOR	Majority Voted	Yes

Plurality—Directors will be elected by a plurality of the votes cast at the meeting. Consequently, the director nominees receiving the most votes of the holders of our common stock will be elected as directors. Only votes cast FOR a nominee will be counted. A properly executed proxy marked “WITHHOLD” and “broker non-votes” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.

Majority Voted—The proposal will be approved by the affirmative vote of the holders of a majority of the votes cast by shares of common stock that are present in person or represented by proxy at the meeting and are voted FOR or AGAINST the matter. Abstentions and broker non-votes will not be counted as votes cast either FOR or AGAINST this proposal and will have no effect on the outcome of the proposal.

Broker Discretionary Voting—occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

Q:	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	CAN I CHANGE OR REVOKE MY VOTE?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted via the internet or by telephone may also change his or her vote by later making a timely and valid internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Secretary or should be sent so as to be delivered to our principal executive offices (see below for address), Attention: Secretary.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A:

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Q:	IS MY VOTE CONFIDENTIAL?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Q:	WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. In order to be included in the proxy statement for the 2027 annual meeting of stockholders, stockholder proposals must be received by our Secretary no later than December 31, 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our Amended and Restated Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our Amended and Restated Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined as that date which is not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2027 annual meeting of stockholders is between February 22, 2027 and March 24, 2027. If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates—You may recommend candidates to our Board of Directors for consideration by our independent members of our Board of Directors by following the procedures set forth below in “Corporate Governance—Director Nominations.”

Q:	HOW MAY I OBTAIN A COPY OF THE BYLAW PROVISIONS REGARDING STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS?

A:

A copy of the full text of the bylaw provisions discussed above may be obtained from our website at investor.andersen.com or by writing to our Secretary. In addition, this and other information about the Company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our principal executive offices (see below for address), Attention: Secretary.

ADDITIONAL INFORMATION ABOUT THE PROXY MATERIALS

Q:	WHY DID I RECEIVE A NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS ON THE INTERNET INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:

In accordance with SEC rules, we have elected to furnish our proxy materials, including this proxy statement and the 2025 Annual Report, to our stockholders primarily via the internet. Beginning on or about April 30, 2026, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of our annual meetings.

Q:	WHAT DOES IT MEAN IF MULTIPLE MEMBERS OF MY HOUSEHOLD ARE STOCKHOLDERS BUT WE ONLY RECEIVED ONE NOTICE OR FULL SET OF PROXY MATERIALS IN THE MAIL?

A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices (see below for address), Attention: Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding. If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials or if you hold our stock in more than one account, and, in either case, you wish to receive only a single copy of such materials in the future, please contact Broadridge at 1-866-540-7095 or Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

Q:	WHAT IS THE MAILING ADDRESS FOR THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES?

A:	Our principal executive offices are located at 333 Bush Street, Suite 1700, San Francisco, California 94104. The telephone number at that location is (415) 764-2700.

Any written requests for additional information, copies of the proxy materials and 2025 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board of Directors, communications to our Board of Directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MONDAY, JUNE 22, 2026.

The proxy statement and the 2025 Annual Report are available on-line at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

GENERAL

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Board of Directors is currently comprised of eight members serving one-year terms.

For so long as Aggregator and its designees and affiliates beneficially own 50% of the voting power of our common stock entitled to vote generally in the election of directors, our Amended and Restated Certificate of Incorporation provides that our Board will not be classified into three classes of directors and all of our directors will stand for reelection each year. Following the date on which Aggregator and its designees and affiliates cease to beneficially own 50% of the voting power of our common stock entitled to vote generally in the election of directors, our Amended and Restated Certificate of Incorporation provides that our Board will be classified into three classes of directors, each of whom will hold office for a three-year term.

A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING

This year’s nominees for election to the Board of Directors, to serve for a term expiring at the 2027 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, are provided below. All of the nominees listed below are currently directors of the Company. The age of each director as of the Record Date is set forth below. Each of the nominees has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

			COMMITTEE MEMBERSHIPS
Name	INDEPENDENT	DIRECTOR SINCE	AUDIT	COMPENSATION	RISK

Mark Vorsatz Age: 71 Chief Executive Officer and Chairman of the Board of Directors		2025

Robert V. Gunderson, Jr. Age: 74 Lead Independent Director	●	2025		●	●

Susan Decker Age: 63 Director	●	2026		●	●

John R. Joyce* Age: 72 Director	●	2025	●	●

Joseph Karczewski Age: 68 Director and Managing Director		2025

John F. Nicolai Age: 76 Director	●	2025	●	●

Ronald L. Olson Age: 84 Director	●	2025		●	●

Dorice Pepin Age: 67 Director and Regional Managing Director for the Central Region		2025

*	Audit Committee Financial Expert

See “Corporate Governance—Board Composition” below for additional information regarding our Board of Directors, including their experiences, qualifications, attributes or skills that caused our Board of Directors to determine that such nominees should serve as one of our directors.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. The nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the Board of Directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director. Shares represented by signed proxy cards will be voted on Proposal 1 “FOR” the election of each of the above-named nominees to the Board of Directors at the Annual Meeting, unless otherwise marked on the card. A broker non-vote or a properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

Our Board of Directors unanimously recommends a vote “FOR” the election of all of the director nominees named above.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL

Our Audit Committee has appointed the firm of BDO USA, P.C., independent registered public accountants, to audit our financial statements for the year ending December 31, 2026. BDO USA, P.C. has served as our auditor since 2024.

Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026. Our Audit Committee is submitting the selection of BDO USA, P.C. to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of BDO USA, P.C. are expected to be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive a “FOR” vote from the holders of a majority of the votes cast by shares of common stock present in person or represented by proxy at the Annual Meeting and voted “FOR” or “AGAINST” the proposal, the Audit Committee would reconsider the appointment. Abstentions and broker non-votes will have no effect on this matter.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by BDO USA, P.C. during the years ended December 31, 2025 and 2024:

	2025 ($)	2024 ($)

Audit Fees(1)	2,791,235	1,358,771

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	—	—

Total Fees	2,791,235	1,358,771

(1)	Audit fees in 2025 and 2024 include fees for our annual audit, quarterly review procedures, and other fees in connection with our IPO and other public filings

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Our Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026.

CORPORATE GOVERNANCE

BOARD COMPOSITION

Under the provisions of the DGCL and our Amended and Restated Bylaws, the Company’s business, property and affairs are managed by or under the direction of the Board. Our Board is currently composed of eight directors, of whom five are independent, non-employee directors. At each annual meeting of stockholders, stockholders will elect directors to hold office until the next annual meeting of stockholders or until their successors shall be elected and duly qualified.

The following is additional information about each of the nominees as of the date of this proxy statement, including their business experience, public company director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused our Board of Directors to determine that the nominees should serve as one of our directors. There are no family relationships among any of our directors or executive officers.

Mark Vorsatz has been the Chief Executive Officer and the Managing Director of our Private Client Services practice since co-founding Andersen in 2002, and has been a member of Andersen Group Inc.’s Board of Directors and Chairman since April 2025. Mr. Vorsatz has also been the Chairman of Andersen Global since 2013 and Chairman of the boards of directors of MD Management LLC (MDM) and MD Investment LLC (MDI and together with MDM, the Management Holdcos) since January 2025 until the Management Holdcos merged with and into Andersen Aggregator LLC in connection with the reorganization transactions prior to our initial public offering. Since the reorganization transactions, Mr. Vorsatz serves as a member of the board of directors of Andersen Aggregator LLC. Mr. Vorsatz has been instrumental in the formation of Andersen’s worldwide presence, spearheading the establishment and expansion of Andersen Global into more than 500 locations across the world. In addition to his management responsibilities as Global Chairman and Chief Executive Officer, Mr. Vorsatz continues to provide tax services, working exclusively with individuals in the design and implementation of customized income tax and estate planning solutions. Mr. Vorsatz has also served as the Chairman of the Andersen Institute for Finance and Economics since 2023 and on the board of directors of several privately held companies. Prior to founding Andersen, Mr. Vorsatz joined Arthur Andersen in 1979, and served as Partner from 1987 until 2002. Mr. Vorsatz holds an A.B. in Political Science and Economics from Stanford University and a J.D. from University of California, Hastings College of Law.

We believe Mr. Vorsatz is well qualified to serve as a director because of his substantial leadership and management experience, his role as a co-founder of Andersen and his significant involvement since our inception, and his extensive understanding of the tax and financial industry.

Susan Decker has been a member of Andersen Group Inc.’s Board of Directors since April 2026. Ms. Decker is the Chief Executive Officer and co-founder of Raftr Inc., a community experience platform for universities, a position she has held since January 2021. She also serves on the boards of directors of Berkshire Hathaway, Costco Wholesale Corporation, Vail Resorts, and Chime Financial, a financial technology company, as well as Nscale, a UK-based AI infrastructure hyperscaler, and a number of other privately-held companies. From November 2017 through May 2023, Ms. Decker served on the board of directors of Momentive Global Inc. (formerly SurveyMonkey). From 2000 to 2009, Ms. Decker held a series of senior executive roles at Yahoo!, including President, Executive Vice President and Chief Financial Officer, and Head of the Advertiser and Publisher Group, during a period of significant growth for the company. Prior to Yahoo!, she spent fourteen years at Donaldson, Lufkin & Jenrette, from 1986 to 2000, where she served as Managing Director and Global Head of Equity Research and earlier as an equity research analyst. During that period, she was recognized by Institutional Investor magazine as a top-rated analyst for ten consecutive years. Ms. Decker holds a B.S. in computer science and economics from Tufts University and an M.B.A. from Harvard Business School.

We believe Ms. Decker is well qualified to serve as a director because of her demonstrated leadership in financial and operational roles and her board experience.

Robert V. Gunderson, Jr. has been a member of Andersen Group Inc.’s Board of Directors since July 2025. Mr. Gunderson is a founding partner and Chairman Emeritus of the law firm of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, where he practiced from 1995 through December 2021. Gunderson Dettmer is an international law firm focused on the innovation economy with over 350 lawyers and over $550 million of revenue for the year ended December 31, 2025. Gunderson Dettmer has been ranked as the #1 venture capital law firm globally by PitchBook since 2014. Mr. Gunderson is a Fellow of the American College of Governance Counsel. Mr. Gunderson has been a director of a number of public companies, including, most recently, Theravance Biopharma, Inc. from 2013 to September 2021, and numerous private companies over the past 30 years. Mr. Gunderson holds an M.A. in Philosophy from Stanford University, an M.B.A. from The Wharton School, University of Pennsylvania, and a J.D. from The University of Chicago, where he was Executive Editor of The University of Chicago Law Review. Mr. Gunderson’s bar memberships are currently inactive.

We believe Mr. Gunderson is well qualified to serve as a director based on his demonstrated leadership in his field, his understanding of the professional services field, his expertise in corporate governance matters, his knowledge of financial and financing matters and his board experience.

Joseph Karczewski has been a member of Andersen Group Inc.’s Board of Directors since December 2025. Mr. Karczewski has been with Andersen since 2006 and currently serves as a Managing Director, as a member of Andersen Global’s Board of Directors, and as a member of the board of directors of Andersen Aggregator LLC. During his time at Andersen, Mr. Karczewski has held various leadership roles and continues to provide federal tax planning services for private equity firms, private and public companies and families. Prior to joining Andersen, Mr. Karczewski served as a Tax Partner at KPMG LLP from 2003 until 2006, and between 2002 and 2003, Mr. Karczewski was a principal at Lake Capital LLC, a private equity firm. Mr. Karczewski also held several roles at Arthur Andersen between 1983 and 2002, including as a World Wide Partner starting in 1993 and as the Market Leader for the Chicago Office’s Technology, Media and Communications industry beginning in 2001. Mr. Karczewski holds a B.B.A. in Public Accounting from Loyola University Chicago and a J.D. from DePaul University College of Law.

We believe Mr. Karczewski is well qualified to serve as a director based on his extensive leadership background and substantial experience in the tax and financial industry.

Dorice Pepin has been a member of Andersen Group Inc.’s Board of Directors since December 2025. Ms. Pepin has been with Andersen since 2007 and has served as Regional Managing Director for the Central Region since March 2023, overseeing the provision of comprehensive tax services and assisting clients with planning for the effects of business acquisitions, reorganizations, tax examinations and changes in tax law for multistate and multinational business operations. Since January 2024, Ms. Pepin has also served as a member of the CEO Nominating Committee, and since 2017, as a member of Andersen Global’s Board of Directors and a member of its Partner Admissions Committee. While at Andersen, Ms. Pepin has held various roles, including as a non-board member of the Compensation Committee of Andersen Tax LLC from 2010 until 2014 and as the State and Local Tax Client Group Leader from 2009 until 2019. Prior to joining Andersen, in 2004, Ms. Pepin co-founded True Partners Consulting, a tax compliance consulting firm, and served as a founding partner until 2006. Ms. Pepin also worked as a Partner at Deloitte Tax, LLP from 2002 until 2004 and at Arthur Andersen from 1987 until 2002. Ms. Pepin holds a B.S.C. in Accountancy and an M.S.T. in Taxation from DePaul University.

We believe Ms. Pepin is well qualified to serve as a director due to her significant leadership experience and demonstrated expertise in the tax and financial industry.

John R. Joyce has been a member of Andersen Group Inc.’s Board of Directors since July 2025. Mr. Joyce is the former Chief Financial Officer of IBM, where he held various leadership and management positions between 1977 and 2007, including as President of Asia Pacific and Head of Global Services. During his time at IBM, Mr. Joyce was instrumental in the successful reengineering of IBM’s worldwide business. From 2005 until 2010, Mr. Joyce served as Managing Director of Silver Lake Partners, one of the world’s largest technology focused private equity funds, where he was also a member of the firm’s investment committee and a leader of the firm’s value creation team. Between 2010 and 2014, Mr. Joyce was the Chief Financial Officer and Vice Chairman at Silver Spring Networks, Inc., a utility management technology solutions company (acquired by Itron Networked Solutions, Inc.), and from 2014 until 2018, Mr. Joyce was the Chief Financial Officer and Vice Chairman at Kony, Inc., a digital banking development platform provider, prior to its acquisition by Temenos AG. Mr. Joyce has also served on the boards of several public companies, including Gartner, Inc. from 2005 until 2009, Avago Technologies Limited (now Broadcom) from 2005 until 2010, and Hewlett-Packard Company from 2007 until 2011, as well as the boards of private companies, including Globality, Inc., an autonomous sourcing company, since 2015. Mr. Joyce currently serves as the Vice Chairman of IB Acquisition Corp., and as the Executive Chairman at NetX, a global venture capital fund, and as a member of the board of directors of Futureverse, which is a portfolio company of NetX. Mr. Joyce holds a B.S. in Administrative Sciences from Montclair State University and an M.B.A. from Fairleigh Dickinson University.

We believe Mr. Joyce is well qualified to serve as a director due to his extensive financial leadership and board experience.

John F. Nicolai has been a member of Andersen Group Inc.’s Board of Directors since July 2025. Mr. Nicolai is a former Managing Member of Greer Anderson Capital, an investment advisory firm, from 2012 until 2016. Between 1974 and 2011, Mr. Nicolai held various positions at Ernst & Young. While at Ernst & Young, Mr. Nicolai was admitted as a Partner in 1983, served as the Partner in Charge of the International Tax Practice from 1985 until 1994, and as Managing Partner of the San Francisco Office, one of Ernst & Young’s largest offices, between 1995 and 2000. Additionally, Mr. Nicolai also served as the Far East Area Managing Partner of Tax, participating as a leading member of Ernst & Young’s expanding global tax strategy, from 2001 until 2007. Between 2008 and 2009, Mr. Nicolai was the Area Managing Partner, responsible for the integration of the Far East Country Practice, which consisted of efficiently combining the operations, practices and services across countries in the Eastern Hemisphere. Until his departure from Ernst & Young in 2011, Mr. Nicolai served as a consultant for the Far East Area Practice. Mr. Nicolai also has significant experience working as a trustee, including his service on the University of San Francisco (USF) Board of Trustees from 2002 until 2011, and from 2012 until 2022, including as Chairman of the Board of Trustees from 2019 until 2022. Mr. Nicolai currently serves as a trustee emeritus on the Finance Committee and Investment Committee of USF since 2023, and has been a trustee for two private charitable foundations since 2011. Since 2016, Mr. Nicolai has worked as an independent director and trustee of JF Nicolai Consulting, which provides advisory services to family offices and private foundations. Mr. Nicolai holds a B.S. in Accounting from the University of San Francisco.

We believe Mr. Nicolai is well qualified to serve as a director due to his expertise and understanding of the financial and tax service industry and his demonstrated experience in global management and operating efficiencies.

Ronald L. Olson has been a member of Andersen Group Inc.’s Board of Directors since July 2025. Mr. Olson is a named partner of the law firm of Munger, Tolles & Olson LLP. His practice has focused on corporate litigation, transactions and governance. He has served as a director of other public companies, including most recently as a director of Berkshire Hathaway from 1997 to May 2025. Mr. Olson is currently a trustee of Western Asset Trusts and a trustee of California Institute of Technology. In addition, he has been active in the legal profession and community organizations. Mr. Olson holds a B.S. in Business and Economics from Drake University, a J.D. from the University of Michigan where he served as assistant editor of the Michigan Law Review, and a Diploma of Law from the University of Oxford.

We believe Mr. Olson is well qualified to serve as a director based on his demonstrated leadership in his field, his understanding of the professional services field, his expertise in legal issues and corporate governance matters and his board experience.

CONTROLLED COMPANY STATUS

We are a ‘‘controlled company’’ within the meaning of the corporate governance standards of the New York Stock Exchange (NYSE) because Aggregator owns 100% of the outstanding shares of our Class B common stock, which represent more than 50% of the total voting power of the outstanding shares of our capital stock. Through its ownership of the Class B common stock, Aggregator, a holding company of which the equity owners include current Managing Directors, has the ability to determine all matters requiring approval by our stockholders, including the election of our directors, amendment of our governing documents, and approval of certain major corporate transactions.

As a ‘‘controlled company,’’ we may elect not to comply with the following NYSE rules regarding corporate governance for so long as we remain a controlled company:

•	the requirement that a majority of our Board consist of independent directors;

•	the requirement to have a nominating committee composed entirely of independent directors and a written charter addressing the committee’s purpose and responsibilities;

•	the requirement to have a compensation committee composed entirely of independent directors and a written charter addressing the committee’s purpose and responsibilities; and

•	the requirement of an annual performance evaluation of the nominating and compensation committees.

Notwithstanding the availability of these exemptions, our Board currently consists of a majority of directors who qualify as ‘‘independent’’ under the rules of the NYSE. Additionally, as described below, we maintain both an Audit Committee and a Compensation Committee that consist entirely of independent directors and conduct an annual performance evaluation of each of these committees. While our Compensation Committee is fully independent, certain actions typically taken by a compensation committee under the NYSE rules are instead taken by our full Board in reliance on the “controlled company” exemption, including that our full Board of Directors determines and approves compensation for our Chief Executive Officer and executive officers, based on recommendations from our Compensation Committee. We do not have a nominating committee, as the Board believes that it is in the best interests of the Company to rely on the insight and expertise of all directors in the nominating process. The typical functions of this committee are addressed by our full Board.

DIRECTOR INDEPENDENCE

Our Board of Directors has undertaken a review of the independence of the directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, our Board of Directors determined that Susan Decker, John Joyce, Robert Gunderson, John Nicolai and Ronald Olson are “independent directors” as defined under current rules and regulations of the SEC and the listing standards of the NYSE. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in “Certain Relationships and Related Party Transactions.”

BOARD LEADERSHIP STRUCTURE

Our Board of Directors is currently chaired by our Chief Executive Officer, Mark Vorsatz. Our Board of Directors does not have a policy that requires the roles of Chief Executive Officer and chairperson of the Board to be separate. The Board believes that Mr. Vorsatz’s service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders.

Our corporate governance guidelines provide that, if the chairperson of our Board of Directors is not an independent director, the Board will appoint an independent director as a lead independent director. Our Board of Directors has appointed Robert Gunderson to serve as our lead independent director. The lead independent director’s responsibilities include: facilitating communication between management, the independent directors, and the Chairman of the Board; actively participating in setting agendas for Board meetings; presiding at executive sessions of the Board; and performing such other duties as specified by the Board. Our corporate governance guidelines further provide that the Board will periodically review its leadership structure and may separate or combine the roles of the chairperson of the Board and Chief Executive Officer when and if it deems it advisable and in the best interests of the Company and its stockholders to do so.

BOARD COMMITTEES

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Risk Committee. The composition of the Audit Committee and the Compensation Committee meets the criteria for independence under, and the functioning of these committees comply with the applicable requirements of the Sarbanes-Oxley Act of 2002, the current rules of the NYSE and SEC rules and regulations (with the exception that certain actions typically taken by a compensation committee under the NYSE rules are instead be taken by our full Board in reliance on the “controlled company” exemption). Our Risk Committee operates under a written charter that requires each member of the committee to be independent under the listing standards of the NYSE. The charters for our Audit Committee, Compensation Committee and Risk Committee can be found in the investor relations section of our website at https://investor.andersen.com/corporate-governance. Below is a description of the composition and responsibilities of each committee of our Board.

Audit Committee

Our Audit Committee consists of John Joyce and John Nicolai, with Mr. Joyce serving as the chairperson, and each of whom our Board of Directors has determined meets the independence requirements for audit committee members under the listing standards of the NYSE and Rule 10A-3 of the Exchange Act, and the financial literacy requirements under the rules and regulations of the NYSE and the SEC. In addition, our Board of Directors has determined that Mr. Joyce is an audit committee “financial expert” as defined by Item 407(d) of Regulation S-K under the Securities Act. Under NYSE rules, we have one year from our listing date to comply with the requirement to have at least three directors, all of whom must be independent, serving on our Audit Committee.

The Audit Committee is responsible for, among other matters:

•	appointing and overseeing the independent registered public accounting firm;

•	reviewing and resolving any disagreements arising between management and the independent registered public accounting firm;

•	reviewing and approving audit and any non-audit services provided by the independent registered public accounting firm;

•	helping oversee our internal controls and disclosure controls and procedures;

•	reviewing and overseeing the internal audit function;

•	developing procedures for employees to anonymously submit accounting or audit concerns;

•	monitoring compliance with our Code of Conduct; and

•	reviewing related party transactions.

Compensation Committee

Our Compensation Committee consists of John Nicolai, Susan Decker, John Joyce, Robert Gunderson, and Ronald Olson, with Mr. Nicolai serving as the chairperson, and each of whom our Board of Directors has determined meets the independence requirements for compensation committee members under the listing standards of the NYSE, and is a non-employee member of our Board of Directors as defined in Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for, among other matters:

•	reviewing and recommending to our Board of Directors executive officer compensatory arrangements;

•	reviewing and recommending to our Board of Directors the compensation of our directors;

•	reviewing and making recommendations to our Board of Directors with respect to our employee benefit and equity incentive plans;

•	reviewing and establishing general compensation and benefits policies, as well as our overall compensation philosophy; and

•	retaining compensation consultants and other advisors.

Compensation Committee Processes and Procedures

The Compensation Committee plans to meet at least quarterly, generally in connection with regularly scheduled Board meetings, and may otherwise meet at such times and places as the committee determines. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with the Chief Executive Officer and Chief Legal Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not be present during voting or deliberations of the compensation committee regarding his compensation. The charter of the Compensation Committee grants the committee full access to all books, records, facilities and personnel of the Company. In addition, the Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of compensation consultants, legal counsel, or other advisors of its choosing, and the Company must provide for appropriate funding for payment of reasonable fees to any such advisor retained by the Committee. The Compensation Committee has direct responsibility for the appointment, compensation and oversight of the work of any such advisors engaged for the purpose of advising the Committee. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the compensation committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and NYSE, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

The Compensation Committee did not engage the services of a compensation consultant during the fiscal year ended December 31, 2025. In April 2026, the Compensation Committee retained the services of Aon plc (Aon), a national compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation provided to our executive officers and non-employee directors. Aon does not provide any services to Andersen other than the services provided to the Compensation Committee. The Compensation Committee has assessed the independence of Aon pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Aon from independently representing the Compensation Committee.

Risk Committee

Our Risk Committee consists of Ronald Olson, Susan Decker and Robert Gunderson, with Mr. Olson serving as the chairperson, and each of whom our Board of Directors has determined meets the requirements for independence under the listing standards of the NYSE.

Our Risk Committee is responsible for, among other matters:

•	evaluating risks associated with our business operations and operating environment, including our internal risk management capabilities; and

•	evaluating risks (including legal, compliance, regulatory, operational and reputational) associated with acquisitions and business combinations.

BOARD AND COMMITTEE MEETINGS

During the year ended December 31, 2025, the Board at large held 3 meetings, the Audit Committee held 1 meeting, the Compensation Committee held no meetings and the Risk Committee held no meetings. Each of our current directors attended 75% or more of the total Board and Board committee meetings for committees on which the director served in fiscal year 2025. Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders.

DIRECTOR NOMINATIONS

The Board will evaluate candidates for membership on the Board, including candidates nominated or recommended by stockholders, based on criteria established by the Board and as set forth in the Board’s Policies and Procedures for Director Candidates. As part of this process, the Board will oversee an annual evaluation of the performance of the Board as a whole and of individual directors, and evaluate the qualifications and performance of Board members eligible for reelection at the annual meeting of stockholders. Specifically, in its evaluation of director candidates, including the members of the Board eligible for reelection, the Board seeks to achieve a balance of knowledge, experience, and capability on the Board and considers the following: the current size and composition of the Board and the needs of the Board and the respective committees of the Board; the range and diversity of expertise and perspective of the Board in areas relevant to the Company’s business; such issues as character, judgment, diversity, age, independence, expertise, experience, length of service, other commitments and the like; and such other factors as the Board may consider appropriate.

While the Board has not established specific minimum qualifications for director candidates, the Board believes that candidates and nominees should reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have broad, business-related knowledge and experience at the policy-making level in areas relevant to the Company, such as professional services, business, government, or technology, including an understanding of the Company’s industry and business in particular, (iv) have individual qualifications, relationships, and experience that would increase the overall effectiveness of the Board, and reflect a diversity of skills, backgrounds and expertise, (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members, (vi) are committed to enhancing stockholder value, and (vii) have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. In evaluating the candidates, the Board does not assign any particular weighting or priority to various factors. With regard to candidates who are properly recommended by stockholders or by other means, the Board will review the qualifications of any such candidate, which review may, in the Board’s discretion, include interviewing references for the candidate, performing background checks, direct interviews with the candidate, or other actions that the Board deems necessary or proper.

The Board will apply these same principles when evaluating candidates to the Board who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected. After completing its review and evaluation of director candidates, the Board selects the director nominees.

It is the policy of the Board to consider stockholder recommendations for Board candidates. Stockholder recommendations for candidates to the Board must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination, must be directed in writing to Andersen Group Inc., 333 Bush Street, Suite 1700, San Francisco, CA 94104, Attention: Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, and evidence of the recommending person’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the Board, including issues of character, judgment, diversity, age, independence, expertise, experience, length of service, other commitments and the like, personal references, and an indication of the candidate’s willingness to serve. The Board may request additional information regarding recommended candidates.

Stockholder nominations to the Board must meet the requirements set forth in our Amended and Restated Bylaws. Under these requirements, nominations for election to the Board may be made at a meeting of stockholders by any stockholder entitled to vote in the election of directors who provides timely written notice to the Secretary of the Company. This notice must contain specified information concerning the nominee and concerning the stockholder proposing the nomination. In order to be timely, a stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company within the time period specified in our Amended and Restated Bylaws.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of Andersen’s executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. None of the members of our Compensation Committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company.

BOARD OVERSIGHT OF RISK

Our Board of Directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board of Directors to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Our Audit Committee oversees the management of risks associated with the Company’s financial reporting, accounting, and auditing matters. Such oversight includes reviewing relevant Company guidelines and policies and reviewing cybersecurity, systems, access, and other information technology risks that could affect the adequacy of the Company’s internal controls. Our Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Our Risk Committee assists the Board in evaluating the risks and opportunities presented by the Company’s business operations, long-term strategic plans, and acquisition strategies, and fulfilling the Board’s oversight responsibilities regarding the Company’s risk management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered and discussed by our Board of Directors as a whole.

CODE OF CONDUCT

Our Board of Directors adopted a Code of Conduct applicable to all of our employees, executive officers, and directors. Any waiver of the Code of Conduct for an executive officer or director may be granted only by our Board of Directors and must be timely disclosed as required by applicable law. The full text of our Code of Conduct is posted on the investor relations section of our website, and we intend to post any amendments to, or waivers from, our Code of Conduct on such website at investor.andersen.com. We have also implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees and the public. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the Audit Committee.

DIRECTOR COMPENSATION

2025 Director Compensation Table

Prior to our initial public offering in 2025, the boards of directors of each of MDM, MDI and Andersen Tax Holdings LLC were responsible for the oversight of our business and operations. Those boards of directors consisted of individuals who were also managing directors of such entities. As such, none of those individuals received separation compensation for their service on the board of directors. Following our initial public offering, our board of directors consisted of three managing directors (who received no separate compensation for their service on our board) and four non-employee directors.

The following table sets forth information about the compensation of each person who served as a director of MDM or MDI during the fiscal year ended December 31, 2025 and who did not serve as a director of Andersen Group Inc. following our initial public offering (other than a director who also served as a named executive officer). These amounts reflect the compensation the directors earned as Managing Directors and employees of Andersen Tax LLC and consist of the same elements paid to our named executive officers as described in the section titled “Executive Compensation” below.

Name	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Frank Cassidy	985,577	—	8,548,790	2,014,746	11,549,113
Peter Crocco	1,161,539	—	11,271,007	2,167,367	14,599,913
Mary Duffy	700,000	—	7,308,790	1,608,471	9,617,261
Sid Luckenbach	790,000	50,000	7,200,000	1,861,669	9,901,669
Jeff Malo	650,000	—	6,108,790	1,338,069	8,096,859
Adam Steinberger	1,161,539	—	10,447,338	2,232,945	13,841,822
Chad Thiel	1,555,000	—	10,297,580	2,417,420	14,270,000

(1)	Amount represents a discretionary bonus.
(2)

Includes the following: (i) The aggregate grant date fair value of fully vested profits interest units (PIUs) granted to each director during the applicable fiscal year calculated in accordance with FASB ASC Topic 718; and (ii) compensation expense associated with the exchange of the director’s common units and PIUs in the Management Holdcos for Class X Aggregator Units in connection with the reorganization transactions prior to our initial public offering in which service-based vesting conditions were imposed on 50% of the Class X Aggregator Units issued to the director, which were as follows for each of the directors: $7,800,000 for Mr. Cassidy; $8,800,000 for Mr. Crocco; $6,560,000 for Ms. Duffy; $7,200,000 for Mr. Luckenbach; $5,360,000 for Mr. Malo; $8,800,000 for Mr. Steinberger; and $8,800,000 for Mr. Thiel. The portion of the units subjected to service-based vesting conditions resulted in incremental compensation expense to be recognized over the requisite service period for financial statement accounting purposes and does not reflect compensation paid to the directors. See Note 14 to our audited financial statements in our Annual Report on Form 10-K filed on March 27, 2026 for a discussion of assumptions made by us in determining the grant date fair value of such awards.

(3)

Due to our Up-C structure, each director received a portion of their compensation in the form of participation in the earnings of the respective entities in which they are members. The amounts in this column include distributions made to the directors by such entities in the fiscal year. The amounts in this column also include the following 401(k) plan matching contributions: $5,250 for Mr. Cassidy; $5,250 for Mr. Crocco; $5,250 for Ms. Duffy; $5,250 for Mr. Luckenbach; $3,625 for Mr. Malo; $5,250 for Mr. Steinberger; and $5,250 for Mr. Thiel.

The following table sets forth information about the compensation of each person who served as a director of Andersen Group Inc. during the fiscal year ended December 31, 2025 (other than a director who also served as a named executive officer). In the case of Mr. Karczewski and Ms. Pepin, these amounts reflect the compensation the directors earned as Managing Directors and employees of Andersen Tax LLC, which consists of the same elements paid to our named executive officers as described in the section titled “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Joseph Karczewski	2,150,000	(4)	2,246,370	4,147,845	8,544,215
Dorice Pepin	650,000	(4)	748,790	717,985	2,116,775
Robert V. Gunderson, Jr.	—		1,871,975	245,567	2,117,542
John R. Joyce	—		1,871,975	245,567	2,117,542
John F. Nicolai	—		1,871,975	245,567	2,117,542
Ronald L. Olson	—		3,452,050	138,987	3,591,037

(1)

See Note 14 to our audited financial statements in our Annual Report on Form 10-K filed on March 27, 2026 for a discussion of assumptions made by us in determining the grant date fair value of such awards.

(2)

Reflects the aggregate grant date fair value of fully vested PIUs granted to each director in 2025, calculated in accordance with FASB ASC Topic 718. In connection with the reorganization transactions prior to our initial public offering, the PIUs were exchanged for Class X Aggregator Units and service-based vesting conditions were imposed on 50% of the Class X Aggregator Units issued to Mr. Karczewski and Ms. Pepin and 95% of the Class X Aggregator Units issued to Messrs. Gunderson, Joyce, Nicolai and Olson. No compensation expense was associated therewith due to the fact that all such directors were retirement eligible at the time of the reorganization. As of December 31, 2025, our directors held the following unvested Class X Aggregator Units: Mr. Karczewski: 1,000,000; Ms. Pepin: 425,000; Mr. Gunderson: 237,500; Mr. Joyce: 237,500; Mr. Nicolai: 237,500; and Mr. Olson: 237,500.

(3)

Represents distributions from the entities in which the directors are members. In the case of Mr. Karczewski and Ms. Pepin, see footnote 3 to the pre-initial public offering director compensation table above. The amounts in this column also include the following 401(k) plan matching contributions: $5,250 for Mr. Karczewski and $3,500 for Ms. Pepin.

(4)	Represents base salary earned by each of Mr. Karczewski and Ms. Pepin during the fiscal year.

Non-Employee Director Compensation Policy

Mr. Gunderson, Mr. Joyce, Mr. Nicolai and Mr. Olson each received an award of 2,500 PIUs in 2025, which were exchanged for 250,000 Class X Aggregator Units in connection with the reorganization transactions prior to our initial public offering. In connection with the reorganization transactions, service-based vesting conditions were also imposed on 95% of the Class X Aggregator Units held by these non-employee directors. The unvested Class X Aggregator Units vest annually in equal installments over the five years following our initial public offering, subject to the non-employee director’s continuous service through each such vesting date and will become fully vested upon death, disability or retirement at age 65 or above. We intend to adopt a non-employee director compensation policy on terms to be determined at a later date by our Board of Directors. Under the non-employee director policy, our non-employee directors will be eligible to receive compensation for service on our Board of Directors and its committees.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors by mail to our principal executive offices, Attention: Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of April 23, 2026:

NAME	AGE	POSITION(S)

Mark Vorsatz	71	Chief Executive Officer and Chairman of the Board of Directors

Neal Livingston	62	Chief Financial Officer

Daniel DePaoli	58	Country Managing Director

Peter Coscia	60	East Regional Managing Director

William Deckelman	68	Chief Legal Officer

Mark Vorsatz See biographical information set forth above under “Corporate Governance—Board Composition.”

Neal Livingston has been Andersen’s Chief Financial Officer since January 2025 and Andersen Group Inc.’s Chief Financial Officer since April 2025. Prior to joining Andersen, Mr. Livingston served as the Global Chief Financial Officer for Freshfields, an international law firm, leading the firm’s finance division on a global scale from November 2021 until December 2024. From October 2016 until October 2021, Mr. Livingston was the Global Chief Financial Officer at Dentons, one of the largest international law firms in the world, overseeing all aspects of the firm’s global strategic and operational finance functions. While at Dentons, Mr. Livingston was also a member of the Global Management Committee and Global Board. Before entering the legal sector, Mr. Livingston primarily worked in banking, including leadership and management roles at the Commonwealth Bank of Australia from 2013 until 2016, the Royal Bank of Scotland from 2011 until 2013, Standard Chartered Bank between 2006 and 2011, Andersen Worldwide from 1992 until 2004 and Bank of America between 1988 and 1992. Mr. Livingston holds a B.A. in Business Administration from University of Brighton and an M.B.A. from UNC Charlotte Belk College of Business.

Daniel DePaoli has been with Andersen since 2002, serving in various leadership roles, and most recently as our Country Managing Director and Regional Managing Partner for North America since 2016. Mr. DePaoli oversees a significant portion of our operations and continues to provide private client services, specializing in tax consulting and compliance for individuals. Prior to joining Andersen, Mr. DePaoli worked at Arthur Andersen from 1990 until 2002, where he became Partner in 2001. Mr. DePaoli holds a B.A. in Economics from Hamilton College and an M.S. in Accounting from University of Hartford.

Peter Coscia has been Andersen’s East Regional Managing Director since January 2024, overseeing the provision of comprehensive tax services across the U.S. eastern region and Caribbean. Mr. Coscia has also served as a member of the boards of directors of MDI and MDM since 2018 until the Management Holdcos merged with and into Andersen Aggregator LLC in connection with the reorganization transactions prior to our initial public offering. Since the reorganization transactions, Mr. Coscia serves as a member of the board of directors of Andersen Aggregator LLC. Mr. Coscia has served in various leadership positions at Andersen since 2002, including Managing Director of the Metro New York office from May 2018 until December 2023. Prior to Andersen, Mr. Coscia worked as a Senior Tax Manager at Deloitte Tax, LLP in 2002 and at Arthur Andersen from 1991 until 2002. Mr. Coscia holds a B.B.A. in Public Accounting from Pace University and a J.D. from Brooklyn Law School.

William Deckelman has been Andersen’s Chief Legal Officer since January 2025. From July 2024 through December 2024, Mr. Deckelman served as Executive Vice President of the Howard Baker Forum, an organization that facilitates a variety of public policy programs and research projects, and a Senior Public Policy

Advisor/Of Counsel at the law firm, Baker Donelson. Between 2008 and March 2024, Mr. Deckelman was the Executive Vice President and General Counsel of DXC Technology Company and its predecessor, a multinational information technology services and consulting company. Prior to joining DXC, Mr. Deckelman held various general counsel and in-house legal positions at several information technology companies, including Affiliated Computer Services, Inc., Electronic Data Systems Corporation and MTech Corp., and worked as an associate at Winstead PC and, later, as a partner at Munsch Hardt Kopf & Harr, PC, both of which are Texas-based law firms. Throughout his career, Mr. Deckelman has served on a number of advisory boards and as a member of the board of directors of BriefBox Technology, an enterprise legal software company. Mr. Deckelman holds a B.A. in Political Science and an M.B.A. from Arkansas State University, a J.D. from University of Arkansas School of Law, an L.L.M. from Georgetown University Law Center, and an Executive L.L.M. from The London School of Economics and Political Science.

EXECUTIVE COMPENSATION
EMERGING GROWTH COMPANY STATUS
We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act). As a result, we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. Accordingly, we have included compensation information for only our principal executive officer and our two next most highly compensated executive officers serving at fiscal year-end
and have not included a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the Summary Compensation Table and the Outstanding Equity Awards table. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as
“say-on-pay”
and
“say-on-frequency”
of
say-on-pay
votes.
We will remain an emerging growth company under the JOBS Act until the earliest of (a) December 31, 2030 (the last day of the fiscal year following the fifth anniversary of the consummation of our initial public offering), (b) the last date of our fiscal year in which we have a total annual gross revenue of at least $1.235 billion, (c) the date on which we are deemed to be a “large accelerated filer” under the rules of the SEC with at least $700.0 million of outstanding securities held by non-affiliates
or (d) the date on which we have issued more than $1.0 billion in non-convertible
debt securities during the previous three years.
2025 SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation of our “principal executive officer” and our two other most highly compensated executive officers for our fiscal years ended December 31, 2025 and December 31, 2024. We refer to these individuals as our “named executive officers.”
The principal positions listed in the table refer to the positions of our named executive officers as of December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Mark Vorsatz	2025	3,295,000	—	22,463,700	11,509,013	37,267,713
Chief Executive Officer	2024	3,295,000	—	—	6,292,544	9,587,544
Daniel DePaoli	2025	1,500,000	—	15,846,370	3,343,868	20,690,238
Country Managing Director, North America	2024	1,500,000	—	—	2,110,655	3,610,655
Peter Coscia	2025	1,216,346	—	10,348,790	2,489,230	14,054,366
East Regional Managing Director	2024	1,075,000	350,000	—	1,619,246	3,044,246

(1)	Amount represents a discretionary bonus.
(2)
Includes the following: (i) the aggregate grant date fair value of fully vested PIUs granted to each named executive officer during the applicable fiscal year calculated in accordance with FASB ASC Topic 718; and (ii) for Messrs. DePaoli and Coscia, $13,600,000 and $9,600,000, respectively, in compensation expenses associated with the exchange of their common units and PIUs in the Management Holdcos for Class X Aggregator Units in connection with the reorganization transactions prior to our initial public offering in which service-based vesting conditions were imposed on 50% of the Class X Aggregator Units issued to the officer. The portion of the units subjected to service-based vesting conditions resulted in incremental compensation expense to be recognized over the requisite service period for financial statement accounting purposes and does not reflect compensation paid to the officers. Though 50% of the Class X Aggregator Units issued to Mr. Vorsatz in the reorganization were also subjected to service-based vesting conditions, no such value is included in the Stock Awards column for Mr. Vorsatz due to the fact that he was retirement eligible, as more fully described below in “Narrative to Summary Compensation Table—Equity

Compensation.” See Note 14 to our audited financial statements in our Annual Report on Form
10-K
filed on March 27, 2026 for a discussion of assumptions made by us in determining the grant date fair value of such awards.
(3)
Due to our
Up-C
structure, our named executive officers receive a significant portion of their compensation in the form of participation in the earnings of the respective entities in which they are members. The amounts in this column include distributions made to the named executive officers by such entities in the applicable year. $79,367 of the amount received by Mr. Vorsatz in respect of 2025 is related to a royalty agreement. See the section titled “Certain Relationships and Related Party Transactions—Royalty Agreement” for additional information. The amounts in this column also include the following 401(k) plan matching contributions: $5,250 for Mr. Vorsatz; $2,596 for Mr. DePaoli; and $3,291 for Mr. Coscia.

Narrative to Summary Compensation Table
Base Salary
Each of our named executive officers receives a base salary, which is intended to provide a stable minimum level of income commensurate with the officer’s role, experience and duties. The salaries paid to our named executive officers in the year ended December 31, 2025 are included in the “Salary” column in the 2025 Summary Compensation Table above.
Discretionary Bonus
All our Managing Directors are eligible to receive discretionary bonuses in consideration of exceptional performance or for taking on additional projects. Bonuses are based on recommendations from office and regional managing directors and Messrs. Vorsatz and DePaoli and are approved by our board of directors. None of our named executive officers received a discretionary bonus in respect of 2025.
Equity Compensation
Historically, the equity compensation granted to our named executive officers consisted of common units in the Management Holdcos. Prior to 2025, each of our named executive officers had purchased common units in these entities. In connection with reorganization transactions prior to our initial public offering, common units in the Management Holdcos were exchanged for Class X Aggregator Units and 50% of each named executive officer’s units were subjected to vesting in equal installments over a five-year service period following our initial public offering (subject to full acceleration upon death, disability or retirement at age 65 or over). Class X Aggregator Units are redeemable or exchangeable on a 1:1 basis for Class X Umbrella Units and Class B common stock held by Aggregator and the subsequent issuance of Class A common stock to such individual in exchange for such Class X Umbrella Units (and the cancellation of paired shares of Class B common stock). As described in footnote 2 to the Summary Compensation Table above, other than in the case of a named executive officer who was retirement eligible, the imposition of vesting conditions resulted in incremental compensation expense under FASB ASC Topic 718.
In 2025, each of our named executive officers received an award of fully vested PIUs. In the case of Mr. Vorsatz, his PIUs were granted to him in exchange for the cancellation of his royalty agreement (see the section titled “Certain Relationships and Related Party Transactions—Royalty Agreement” for additional information on such agreement). For Messrs. DePaoli and Coscia, they received PIUs as part of our annual refresh grant process. In connection with the reorganization transactions prior to the consummation of our initial public offering, the PIUs were exchanged for Class X Aggregator Units, 50% of which were subjected to vesting in equal installments over a five-year service period following our initial public offering (subject to full vesting acceleration upon death, disability or retirement at age 65 or over).
In addition to the vesting conditions imposed on 50% of the Class X Aggregator Units held by our named executive officers as part of the reorganization transactions, our named executive officers may not sell more than 20% of their Class X Aggregator Units in any one twelve (12) month period.

Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as our full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits.
Retirement Benefits
Andersen Tax LLC sponsors a 401(k) plan, which is a U.S.
tax-qualified
retirement plan offered to all eligible employees, including our named executive officers, that permits eligible employees to elect to defer a portion of their compensation on a pre-tax
basis. The 401(k) plan is an automatic contribution arrangement, pursuant to which (i) newly eligible employees are automatically enrolled in the 401(k) plan and deemed to have elected to defer 1% of such participant’s 401(k) plan compensation, unless they opt out of participation in the 401(k) plan, (ii) participants may elect to defer up to 40% of their 401(k) plan compensation, and (iii) matching contributions are made for each participant in the 401(k) plan equal to 25% of eligible contributions each pay period, not to exceed 6% of the participant’s 401(k) plan compensation. We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.
Outstanding Equity Awards at 2025 Fiscal-Year End
The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2025.

	Stock Awards
Name	Number of Shares or Units of Stock that have not Vested (#) (1)	Market Value of Shares or Units of Stock that have not Vested ($) (2)
Mark Vorsatz	3,500,000	90,755,000
Daniel DePaoli	850,000	22,040,500
Peter Coscia	600,000	15,558,000

(1)
Consists of Class X Aggregator Units which are indirectly redeemable or exchangeable on a 1:1 basis for a share of our Class A common stock, as described above. The Class X Aggregator Units held by each named executive officer vest annually in equal installments over a five-year period of continued service following our initial public offering and will become fully vested upon death, disability or retirement at age 65 or above. Although Mr. Vorsatz has reached the retirement age for full vesting of his Class X Aggregator Units, the full number of his Class X Aggregator Units that are subject to service-based vesting as of December 31, 2025 is included in the table above.

(2)	Market value is based on the fair market value of our Class A common stock at the close of trading on December 31, 2025, the last trading day of fiscal year 2025, which was $25.93.
Employment Agreements
We have entered into offer letters with each of our named executive officers, which set forth their initial employment terms. In connection with the consummation of our initial public offering, we entered into a restated offer letter with our Chief Executive Officer, Mark Vorsatz, which sets forth his employment terms as of the consummation of our initial public offering.

RESTRICTIONS ON TRADING
Our Insider Trading Policy (ITP) prohibits our directors, officers, employees, and partners (including of firms acquired by the Company), and agents of the Company (such as consultants and independent contractors) designated by a compliance officer from time to time, from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities, or any hedging or similar transaction designed to decrease the risks associated with holding the Company’s securities. In addition, our ITP prohibits pledging the Company’s securities as collateral for loans.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of December 31, 2025. All of our equity compensation plans have been approved by our shareholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	5,419,378	(2)	—	(3)	1,280,622

(1)
Includes our 2025 Equity Incentive Plan (2025 Plan). The 2025 Plan provides that an additional number of shares of Class A common stock will automatically be added annually to the shares authorized for issuance under the 2025 Plan on January 1st of each year, commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to the lesser of (a) 5% of the total number of shares of all classes of common stock outstanding on the last day of the immediately preceding fiscal year or (b) such lesser number of shares (including zero) that the Board determines for purposes of the annual increase for such year. On January 1, 2026, an additional 5,590,828 shares of Class A common stock became available for future issuance under the 2025 Plan. The additional shares from the annual increase on January 1, 2026 are not included in the table above.

(2)	Reflects 5,419,378 restricted stock units (RSUs) outstanding as of December 31, 2025 that were granted under the 2025 Plan in connection with our initial public offering.
(3)	RSUs do not have an exercise price. As of December 31, 2025, we did not have any outstanding options or warrants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following section sets forth certain information with respect to the beneficial ownership of our common stock as of April 23, 2026 for:

•	each of our named executive officers;

•	each of our current directors;

•	all of our current executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to community property laws, where applicable.

The beneficial ownership of our Class A common stock is based on 12,951,358 shares of Class A common stock and 99,534,386 shares of Class B common stock issued and outstanding as of April 23, 2026. Aggregator, a holding company of which the equity owners include current Managing Directors of Andersen Tax LLC, beneficially owns all of the issued and outstanding Class B common stock. The number of shares of Class B common stock beneficially owned by Aggregator correlates to the number of Class X Umbrella Units of AT Umbrella LLC, a Delaware limited liability company and a direct subsidiary of Andersen, that Aggregator beneficially owns. Shares of Class B common stock will be cancelled on a one-for-one basis if Andersen, at the election of Aggregator or its members, redeem or exchange Class X Umbrella Units of Aggregator, or its permitted transferees in connection with such redemption or exchange, pursuant to the terms of the Limited Liability Company Agreement of AT Umbrella. See the section titled “Certain Relationships and Related Party Transactions—Limited Liability Company Agreement of AT Umbrella LLC.”

The shares of Class A common stock listed as beneficially owned in the table below by our executive officers and directors is presented on a fully as-exchanged basis, without regards to vesting, reflecting the redemption or exchange of all Class X Aggregator Units and Aggregator LTIP Units in Aggregator for Class X Umbrella Units and Class B common stock beneficially owned by Aggregator and subsequent issuance of Class A common stock to all holders of such units in exchange for such Class X Umbrella Units (and the cancellation of paired shares of Class B common stock). Such exchange, at Andersen’s election, may be effected as a direct exchange of cash or Class A common stock for Class X Umbrella Units (and the cancellation of paired shares of Class B common stock) in lieu of such redemption. In addition, for purposes of the table below, we deem shares of Class A common stock subject to restricted stock unit awards that will vest within sixty days of April 23, 2026 to be outstanding and to be beneficially owned by the person holding the restricted stock unit award for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

Except as otherwise noted below, the address for persons listed in the table is c/o Andersen Group Inc., 333 Bush Street, Suite 1700, San Francisco, California 94104.

Name of Beneficial Owner	Class A Common Stock(1)		Class B Common Stock(2)		Combined Voting Power (%)(3)
	Number	%	Number	%

Directors and Named Executive Officers:(4)

Mark Vorsatz(5)	7,000,000	6.2%	—	—		*

Peter Coscia(6)	1,200,000	1.1%	—	—		*

Daniel DePaoli(7)	1,700,000	1.5%	—	—		*

Susan Decker(8)	250,000	*	—	—		*

Robert V. Gunderson, Jr.(9)	262,633	*	—	—		*

John R. Joyce (10)	260,422	*	—	—		*

Joseph Karczewski(11)	2,000,000	*	—	—		*

John F. Nicolai(12)	259,475	*	—	—		*

Ronald L. Olson(13)	257,896	*	—	—		*

Dorice Pepin(14)	850,000	*	—	—		*

All current directors and executive officers as a group (12 persons)	14,640,426	13.0%	—	—	1.5%

*	Less than 1%.
(1)

On a fully exchanged and converted basis, without regards to vesting. Subject to the terms of the AT Umbrella Amended and Restated Limited Liability Company Agreement, Class X Umbrella Units are redeemable or exchangeable for shares of our Class A common stock on a one-for-one basis.

(2)	Aggregator beneficially owns all of the issued and outstanding shares of our Class B common stock. Each share of our Class B common stock is entitled to ten votes per share,
(3)

Represents percentage of voting power of the Class A common stock held by such person, on a fully exchanged and converted basis without regards to vesting, and Class B common stock held by Aggregator. All series of our common stock with voting rights generally vote together as a single class on all matters submitted to a vote of our stockholders.

(4)

Certain directors and members of management will have Class X Aggregator Units in Aggregator and, as a result, will have an indirect interest in the shares of Class B common stock owned by Aggregator. The board of directors of Aggregator has voting power over all issued and outstanding shares of Class B common stock.

(5)

Consists of (i) 5,000,000 Class X Aggregator Units held by Mr. Vorsatz which are indirectly exchangeable for 5,000,000 shares of Class A common stock, (ii) 1,400,000 Class X Aggregator Units held by entities controlled by and/or affiliated with Mr. Vorsatz which are indirectly exchangeable for 1,400,000 shares of Class A common stock and (iii) 600,000 Class X Aggregator Units held by immediate family members of Mr. Vorsatz which are indirectly exchangeable for 600,000 shares of Class A common stock, and over which Mr. Vorsatz exercises voting control.

(6)

Consists of (i) 850,000 Class X Aggregator Units held by Mr. Coscia which are indirectly exchangeable for 850,000 shares of Class A common stock and (ii) 350,000 Class X Aggregator Units held by a trust controlled by Mr. Coscia which are indirectly exchangeable for 350,000 shares of Class A common stock

(7)

Consists of (i) 1,100,000 Class X Aggregator Units held by Mr. DePaoli which are indirectly exchangeable for 1,100,000 shares of Class A common stock, (ii) 500,000 Class X Aggregator Units held by a trust controlled by Mr. DePaoli which are indirectly exchangeable for 500,000 shares of Class A common stock and (iii) 100,000 Class X Aggregator Units over which Mr. DePaoli exercises voting control and which are held by a trust affiliated with family members of Mr. DePaoli.
(8)

Consists of (i) 50,000 Class X Aggregator Units held by Ms. Decker which are indirectly exchangeable for 50,000 shares of Class A common stock and (ii) 200,000 Class X Aggregator Units held by a trust controlled by Ms. Decker which are indirectly exchangeable for 200,000 shares of Class A common stock.

(9)	Consists of (i) 250,000 Class X Aggregator Units which are indirectly exchangeable for 250,000 shares of Class A common stock and (ii) 12,633 shares of Class A common stock.
(10)

Consists of (i) 25,100 Class X Aggregator Units held by Mr. Joyce which are indirectly exchangeable for 25,100 shares of Class A common stock, (ii) 224,900 Class X Aggregator Units held by a trust controlled by Mr. Joyce which are indirectly exchangeable for 224,900 shares of Class A common stock and (iii) 10,422 shares of Class A common stock.

(11)

Consists of (i) 1 Class X Aggregator Unit held by Mr. Karczewski which is indirectly exchangeable for 1 share of Class A common stock and (ii) 1,999,999 Class X Aggregator Units held by a trust controlled by Mr. Karczewski which are indirectly exchangeable for 1,999,999 shares of Class A common stock.

(12)	Consists of (i) 250,000 Class X Aggregator Units which are indirectly exchangeable for 250,000 shares of Class A common stock and (ii) 9,475 shares of Class A common stock.
(13)	Consists of (i) 250,000 Class X Aggregator Units which are indirectly exchangeable for 250,000 shares of Class A common stock and (ii) 7,896 shares of Class A common stock.
(14)

Consists of (i) 332,600 Class X Aggregator Units held by Ms. Pepin which are indirectly exchangeable for 332,600 shares of Class A common stock and (ii) 517,400 Class X Aggregator Units held by a trust controlled by Ms. Pepin which are indirectly exchangeable for 517,400 shares of Class A common stock.

The following table shows each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Combined Voting Power (%)(1)
	Number	%	Number	%

5% Stockholders:

Andersen Aggregator LLC(2)	—	—	99,534,386	100%	98.7%

Brown Advisory Incorporated(3)	2,946,522	22.8%	—	—		*

JPMorgan Chase & Co.(4)	1,738,020	13.4%	—	—		*

Durable Capital Partners LP(5)	1,670,485	12.9%	—	—		*

Royce & Associates LP(6)	1,461,058	11.3%	—	—		*

J. Goldman & Co., L.P.(7)	1,160,000	9.0%	—	—		*

Franklin Resources, Inc.(8)	997,468	7.7%	—	—		*

Driehaus Capital Management LLC(9)	688,666	5.3%	—	—		*

*	Less than 1%.
(1)

Each share of our Class B common stock is entitled to ten votes per share. All series of our common stock with voting rights generally vote together as a single class on all matters submitted to a vote of our stockholders.

(2)

The board of directors of Aggregator has voting power over all issued and outstanding shares of Class B common stock. The address of Aggregator is 333 Bush Street, Suite 1700, San Francisco, California 94104.

(3)	Represents shares of Class A common stock beneficially owned by Brown Advisory Inc. (a parent holding company), Brown Investment Advisory & Trust Co., Brown Advisory LLC, Signature Financial Management, Inc., and Brown Advisory Ltd (collectively, Brown Advisory). Brown Advisory Inc. has sole voting power with respect to 2,216,529 shares of Class A common stock and shared dispositive power with respect to 2,946,522 shares of Class A common stock. Brown Investment Advisory & Trust Co. has sole voting power with respect to 12,694 shares of Class A common stock and shared dispositive power with respect to 12,694 shares of Class A common stock. Brown Advisory LLC has sole voting power with respect to 2,195,144 shares of Class A common stock and shared dispositive power with respect to 2,925,137 shares of Class A common stock. Signature Financial Management, Inc. has sole voting power with respect to 1,112 shares of Class A common stock and shared dispositive power with respect to 1,112 shares of Class A common stock. Brown Advisory Ltd has sole voting power with respect to 7,579 shares of Class A common stock and shared dispositive power with respect to 7,579 shares of Class A common stock. The address of Brown Advisory is 901 South Bond Street, Suite #400, Baltimore, Maryland 21231. The foregoing information in this footnote is based on a Schedule 13G filed by Brown Advisory on March 6, 2026.
(4)

Represents shares of Class A common stock beneficially owned by JPMorgan Chase & Co. JPMorgan Chase & Co. has sole voting power with respect to 1,738,020 shares of Class A common stock and sole dispositive power with respect to 1,738,020 shares of Class A common stock. The address of JPMorgan Chase & Co. is 270 Park Avenue, New York, New York 10017. The foregoing information in this footnote is based on a Schedule 13G filed by JPMorgan Chase & Co. on January 7, 2026.

(5)

Represents shares of Class A common stock beneficially owned by Durable Capital Partners LP. Durable Capital Partners LP has sole voting power and sole dispositive power with respect to 1,670,485 shares of Class A common stock. Durable Capital Partners GP LLC (Durable GP) is the general partner of Durable Capital Partners LP, and Henry Ellenbogen is the chief investment officer of Durable Capital Partners LP and the managing member of Durable GP. The address of Durable Capital Partners LP is 4747 Bethesda Avenue, Suite 1002, Bethesda, Maryland 20814. The foregoing information in this footnote is based on a Schedule 13G filed by Durable Capital Partners LP on December 29, 2025.

(6)

Represents shares of Class A common stock beneficially owned by Royce & Associates LP (Royce). Royce has sole voting and dispositive power with respect to 1,461,058 shares of Class A common stock. The address of Royce is One Madison Avenue, New York, New York 10010. The foregoing information in this footnote is based on a Schedule 13G filed by Royce on March 3, 2026.

(7)

Represents shares of Class A common stock beneficially owned by J. Goldman & Co. L.P., J. Goldman Capital Management, Inc., and Mr. Jay G. Goldman (collectively, J. Goldman) with respect to shares of Class A common stock held by J. Goldman Master Fund, L.P. and J. Goldman Enhanced Master Fund, L.P. J. Goldman has shared voting and dispositive power with respect to 1,160,000 shares of Class A common stock. The address of J. Goldman is 510 Madison Avenue, 26th Floor, New York, New York 10022. The foregoing information in this footnote is based on a Schedule 13G filed by J. Goldman on February 17, 2026.

(8)

Represents shares of Class A common stock beneficially owned by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., Franklin Advisers, Inc., and Fiduciary Trust Company International. Franklin Advisers, Inc. has sole voting and dispositive power with respect to 947,552 shares of Class A common stock and shared voting and dispositive power with respect to 23,040 shares of Class A common stock. Fiduciary Trust Company International has sole voting and dispositive power with respect to 26,876 shares of Class A common stock. The address of Franklin is One Franklin Parkway, San Mateo, California 94403. The foregoing information in this footnote is based on a Schedule 13G filed by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. on January 29, 2026.

(9)

Represents shares of Class A common stock beneficially owned by Driehaus Capital Management LLC (Driehaus). Driehaus has shared voting and dispositive power with respect to 688,666 shares of Class A common stock. The address of Driehaus is 25 East Erie Street, Chicago, Illinois 60611. The foregoing information in this footnote is based on a Schedule 13G filed by Driehaus on February 17, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

•	we have been or will be a participant;

•	the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

•

any of our directors, executive officers, or holders of more than 5% of any class of our capital stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

EMPLOYEE RELATIONSHIPS

The son of Joseph Karczewski, our director, is employed by Andersen Tax LLC in a non-executive officer position and received total compensation for the fiscal years ended December 31, 2025 and 2024 of $170,133 and $147,428, respectively. He has also been provided with all the same wellness benefits as all Andersen Tax LLC employees in the company. His compensation was established by Andersen Tax LLC in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Mr. Karczewski.

ROYALTY AGREEMENT

In October 1, 2021, Andersen Tax Holdings LLC adopted the Mark Vorsatz LT Incentive Plan (the MLV Incentive Plan), awarding the company’s CEO, Mark L. Vorsatz, with certain long-term incentives. On June 1, 2023, the MLV Incentive Plan was replaced with profits interests providing Mr. Vorsatz with a percentage of the license fee income received by Andersen Tax LLC or an affiliate from the following trademarks (the Royalty Agreement): “Andersen,” “Arthur Andersen,” “Andersen Global,” “Andersen Tax,” “Andersen Tax & Legal,” “Andersen Legal,” the door logo and “Andersen Consulting.” The Andersen Tax Holdings LLC profits interests were granted to Name Management LLC, an entity managed by MD Management LLC and in which Mr. Vorsatz and trusts affiliated with Mr. Vorsatz hold Class B profits interests. Such Andersen Tax Holdings LLC profits interests distributed the following income to such Class B holders (the Class B Annual Incentive Income): (A) 100% of the first $284,101.06 of Andersen license fee income, including Andersen Consulting license fee income, collected starting on June 1, 2023 (which represented a catch-up payment for certain unpaid amount plus a new 20% license fee) and (B) 20% of the combined Andersen and Andersen Consulting license fee income collected through 2048 less reasonable expenses. In the fiscal year ended December 31, 2024, Andersen Tax Holdings LLC paid $556,895 to Name Management LLC as Class B Annual Incentive Income. In March 2025, the Royalty Agreement was terminated.

EMPLOYEE INVESTMENT FUNDS

Certain current and former Managing Directors are provided the opportunity to invest their own capital in private investments funds (Employee Funds). Messrs. DePaoli, Karczewski, and Vorsatz are the managers (the Managers) of the Employee Funds and collectively are the committee (the Investment Committee) responsible for sourcing and making investments on behalf of the Employee Funds, which include direct equity investments or investments in other private funds. Investments made by the Employee Funds may include investments in private funds sponsored by current clients of Andersen. Investing in the Employee Funds is available to our current and former Managing Directors whom we have determined to have a status that reasonably permits the Employee Funds to offer them these types of investments in compliance with applicable laws. The Managers do not receive any compensation for serving on the Investment Committee and managing the Employee Funds. The amounts invested in the Employee Fund by our directors and executive officers (and their family members and investment vehicles) was $190,674 for Mr. Vorsatz for the year ended December 31, 2024, and $216,912 for Mr. Vorsatz for the year ended December 31, 2025. No amounts were received by our executive officers and directors for the years ended December 31, 2024 or 2025.

Andersen Tax LLC from time to time advanced money to the Employee Funds to facilitate funding capital calls payable by Managing Directors. Interest was charged at the prime rate, and such advances were typically for a term of 30 to 60 days. As of December 31, 2025, $395,000 was owed to Andersen Tax LLC under such arrangements. In connection with our initial public offering in December 2025, Andersen Tax LLC ceased providing such advances for the funding of capital calls. Accounting and administration for the Employee Funds is handled by Andersen Tax LLC under an hourly fee arrangement.

LIMITED LIABILITY COMPANY AGREEMENT OF AT UMBRELLA LLC

In connection with the reorganization transactions at the time of our initial public offering, we, AT Umbrella LLC, and Aggregator entered into the AT Umbrella Limited Liability Company Agreement. Following such reorganization transactions, and in accordance with the terms of the AT Umbrella Limited Liability Company Agreement, we operate our business through AT Umbrella LLC. Pursuant to the terms of the AT Umbrella Limited Liability Company Agreement, so long as Aggregator continues to own any Class X Umbrella Units or securities redeemable or exchangeable into shares of our Class A common stock, Andersen Group Inc. will not, without the prior written consent of such holders, engage in any business activity other than the management and ownership of AT Umbrella LLC or own any assets other than securities of AT Umbrella LLC and/or any cash or other property or assets distributed by or otherwise received from AT Umbrella LLC, unless we determine in good faith that such actions or ownership are in the best interest of AT Umbrella LLC.

As the sole managing member of AT Umbrella LLC, Andersen Group Inc. has control over all of the affairs and decision making of AT Umbrella LLC. As such, through our officers and directors, we are responsible for all operational and administrative decisions of AT Umbrella LLC and the day-to-day management of AT Umbrella LLC’s business. We will fund any dividends to our stockholders by causing AT Umbrella LLC to make distributions to Aggregator and us.

The holders of economic interests in AT Umbrella LLC will generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of AT Umbrella LLC. The AT Umbrella Limited Liability Company Agreement provides for cash distributions to the holders of economic interests in AT Umbrella for purposes of funding their (or in the case of Aggregator, its members’) tax obligations in respect of the taxable income of AT Umbrella LLC that is allocated to them. Generally, these tax distributions will be computed based on AT Umbrella LLC’s estimate of the net taxable income of AT Umbrella LLC allocable to each member multiplied by an assumed tax rate equal to the highest marginal tax rate for an individual or corporation resident in the state of the United States that has the highest individual income or corporate income tax rates. Tax distributions made in respect of Class X Umbrella Units (but not LTIP Units) will generally be made pro rata in respect of such Units, as described in the AT Umbrella Limited Liability Company Agreement. Non pro-rata tax distributions may be paid to holders of LTIP Units.

Except as otherwise determined by Andersen Group Inc., if at any time we issue a share of our Class A common stock, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in AT Umbrella LLC and AT Umbrella LLC shall issue to us one Class X Umbrella Unit (unless such share was issued by us solely to fund the purchase of a Class X Umbrella Unit from a holder of Class X Umbrella Units (upon an election by us to exchange such Class X Umbrella Unit in lieu of redemption following a redemption request by such holder of Class X Umbrella Units in which case such net proceeds shall instead be transferred to the selling holder of Class X Umbrella Units as consideration for such purchase, and AT Umbrella LLC will not issue an additional Class X Umbrella Unit to us)). Similarly, except as otherwise determined by Andersen Group Inc., (i) AT Umbrella LLC will not issue any additional Class X Umbrella Units to us unless we issue or sell an equal number of shares of our Class A common stock and (ii) should AT Umbrella LLC issue any additional Class X

Umbrella Units or LTIP Units to Aggregator or any other person approved by Aggregator, we will issue an equal number of shares of our non-economic Class B common stock to Aggregator or such other person. Conversely, if at any time any shares of our Class A common stock are redeemed, purchased or otherwise acquired, AT Umbrella LLC will redeem, purchase or otherwise acquire an equal number of Class X Umbrella Units held by us, upon the same terms and for the same price per security, as the shares of our Class A common stock are redeemed, purchased or otherwise acquired. In addition, AT Umbrella LLC will not effect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Class X Umbrella Units unless it is accompanied by substantively identical subdivision or combination, as applicable, of each class of our common stock, and we will not effect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the Class X Umbrella Units.

Under the AT Umbrella Limited Liability Company Agreement, Aggregator and its members have the right (subject to the terms of the AT Umbrella Limited Liability Company Agreement and the Aggregator Limited Liability Company Agreement), to require AT Umbrella LLC to redeem all or a portion of their Class X Umbrella Units for, at Andersen Group Inc.’s election, newly issued shares of Class A common stock on a one-for-one basis or a cash payment equal to the volume-weighted average market price of one share of our Class A common stock for each Class X Umbrella Unit redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). If we decide to make a cash payment, the holder of a Class X Umbrella Unit has the option to rescind its redemption request within a specified time period. Upon the exercise of the redemption right, the redeeming member will surrender its Class X Umbrella Units to AT Umbrella LLC for cancellation. The AT Umbrella Limited Liability Company Agreement requires that we contribute cash or shares of our Class A common stock to AT Umbrella LLC in exchange for an amount of newly issued Class X Umbrella Units in AT Umbrella LLC that will be issued to us equal to the number of Class X Umbrella Units redeemed from the holders of Class X Umbrella Units. AT Umbrella LLC will then distribute the cash or shares of our Class A common stock to such holder of a Class X Umbrella Unit to complete the redemption. In the event of a redemption request by a holder of a Class X Umbrella Unit, we may, at Andersen Group Inc.’s option, effect a direct exchange of cash or Class A common stock for Class X Umbrella Units in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of Class X Umbrella Units that we or our wholly owned subsidiaries own equals the number of shares of Class A common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities). Shares of non-economic Class B common stock will be cancelled on a one-for-one basis if we, following a redemption request of a holder of a Class X Umbrella Unit, redeem or exchange Class X Umbrella Units of such holder of a Class X Umbrella Unit pursuant to the terms of the AT Umbrella Limited Liability Company Agreement.

The AT Umbrella Limited Liability Company Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to our Class A common stock is proposed by us or our stockholders and approved by our Board of Directors or is otherwise consented to or approved by our Board of Directors, the holders of Class X Umbrella Units and the members of Aggregator who hold Class X Aggregator Units redeemable for Class X Umbrella Units will be permitted to participate in such offer by delivery of a notice of redemption or exchange that is effective immediately prior to the consummation of such offer. In the case of any such offer proposed by us, we are obligated to use our reasonable efforts to enable and permit the holders of Class X Umbrella Units to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A common stock without discrimination. In addition, we are obligated to use our reasonable efforts to ensure that the holders of Class X Umbrella Units may participate in each such offer without being required to redeem or exchange Class X Umbrella Units.

Subject to certain exceptions, AT Umbrella LLC will indemnify all of its members and their officers and other related parties, against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with AT Umbrella LLC’s business or affairs or the AT Umbrella Limited Liability Company Agreement or any related document.

AT Umbrella LLC may be dissolved (i) 45 days after the sale or other disposition of all or substantially all of the assets of AT Umbrella LLC, (ii) upon the determination by us to dissolve AT Umbrella LLC, (iii) upon any event which would cause the dissolution of AT Umbrella LLC under the Delaware Limited Liability Company Act or (iv) at any time AT Umbrella LLC has no members, unless AT Umbrella LLC is continued in accordance with the Delaware Limited Liability Company Act. Upon dissolution, AT Umbrella LLC will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of AT Umbrella LLC’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to respective interests.

TAX RECEIVABLE AGREEMENT

We are party to a Tax Receivable Agreement with Aggregator that provides for the payment by us to certain holders of Class X Umbrella Units who are or may become parties to the Tax Receivable Agreement from time to time of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we actually realize as a result of (i) any increase in tax basis in AT Umbrella LLC’s assets resulting from (a) future taxable redemptions or exchanges by Aggregator, or its permitted transferees in connection with the redemption, of Class X Umbrella Units for, at our election, shares of our Class A common stock or cash or (b) payments under the Tax Receivable Agreement and (ii) tax benefits related to imputed interest resulting from payments made under the Tax Receivable Agreement. The payment obligations under the Tax Receivable Agreement are our obligations and not obligations of AT Umbrella LLC. Our obligations under the Tax Receivable Agreement will also apply with respect to any person who becomes a party to the Tax Receivable Agreement.

PROMISSORY NOTES FROM AT UMBRELLA LLC TO AGGREGATOR

In connection with the reorganization transactions at the time of our initial public offering, AT Umbrella LLC issued promissory notes to Aggregator. Specifically, AT Umbrella LLC issued to Aggregator a promissory note in a principal amount of $162.3 million with repayment over an eight-year period relating to a portion of the payments made by Aggregator on account of Class H Aggregator Units. Aggregator issued Class H Aggregator Units entitled to, subject to certain terms and conditions, certain cash distributions over a period of up to seven years totaling an aggregate payment of $208.3 million, on account of their interests under the limited liability company agreements of MDM and MDI relating to payment of certain post-service obligations to certain retiring and retired Managing Directors to Aggregator.

In addition, also in connection with the reorganization of the Management Holdcos at the time of our initial public offering, each of the Management Holdcos issued to each of their members a promissory note in a principal amount equal to such member’s capital account balance in respect of such Management Holdco as of December 16, 2025, with repayment over a seven-year period for notes with a principal balance of at least $550,000, either a three- or seven-year period for notes with a principal balance of less than $550,000 and a period of between two to seven years for notes issued to certain retiring and retired Managing Director members of the Management Holdcos (the Member Notes). After the reorganization, the Member Notes became a liability of Aggregator. AT Umbrella LLC issued corresponding notes to Aggregator with aggregate principal amounts of approximately $187.8 million, equal to the sum of the aggregate principal amounts of the Member Note, to be paid over the same two- to seven-year period.

IPO DIRECTED SHARE PROGRAM

In connection with our initial public offering, the underwriters reserved up to 770,000 shares of Class A common stock, or 7% of the total Class A common shares offered in the initial public offering, for sale at the initial public offering price (the IPO Price) of $16.00 per share through a directed share program (the DSP) to non-employee directors and certain other individuals and entities identified by us. The following directors participated in the DSP and purchased shares of Class A common stock at the IPO Price: (i) Susan Decker purchased 15,792 shares of Class A common stock ($252,672), (ii) Robert Gunderson purchased 12,633 shares of Class A common stock ($202,128), (iii) John Joyce purchased 10,422 shares of Class A common stock ($166,752), (iv) John Nicolai purchased 9,475 shares of Class A common stock ($151,600) and (v) Ronald Olson purchased 7,896 shares of Class A common stock ($126,336).

INDEMNIFICATION AGREEMENTS

As permitted by the DGCL, our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws contain provisions relating to the limitation of liability and indemnification of directors and officers. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the Board of Directors. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them in certain circumstances. For more information regarding these agreements, see the section titled “—Limitations on Liability and Indemnification of Directors and Officers.”

LIMITATIONS ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Amended and Restated Certificate of Incorporation contains provisions that limit the liability of our current and former directors and officers for monetary damages to the fullest extent permitted by the DGCL, as amended from time to time. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except for liability:

•	for any breach of the director’s or officer’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	in respect of unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL;

•	for any transaction from which the director or officer derives any improper personal benefit; or

•	with respect to officers, any action by or in the right of the corporation.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Amended and Restated Bylaws provide that we are required to indemnify our officers and directors to the fullest extent permitted by the DGCL. Our Amended and Restated Bylaws also provide that, on satisfaction of certain conditions, we will advance the expenses incurred by a director or officer in advance of the final disposition of an action or proceeding, and permit us to secure insurance on behalf of any director, officer, employee, or agent for any liability, whether or not Delaware law would otherwise permit indemnification.

We have entered into, and expect to continue to enter into, indemnification agreements with each of our directors and executive officers and certain other key employees. With certain exceptions, these agreements will provide for indemnification for related expenses including attorneys’ fees, settlement amounts, and judgments, fines or penalties (unless levied against such individual for such individuals’ violations of law) incurred by any of these individuals in connection with any action, proceeding, or investigation. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also currently carry and intend to continue to carry liability insurance for our directors and officers.

The limitation of liability and indemnification provisions in our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers, or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers, or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

RELATED PERSON TRANSACTION POLICY

Under Andersen’s written Related Person Transaction Policy, the Audit Committee has the responsibility to review and, if appropriate, approve (or, when applicable, ratify) all related person transactions. For purposes of our policy, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we are, were or will be a participant, in which the amount involved exceeds $120,000, and in which a related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided by an executive officer or a director to us are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our capital stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our Audit Committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board of Directors must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board of Directors determines in the good faith exercise of its discretion.

All of the transactions described above were entered into prior to the adoption of the written policy, but all were approved by our Board of Directors considering similar factors to those described above.

AUDIT COMMITTEE REPORT

The information contained in the following report of Andersen’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

REVIEW OF AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025

The Audit Committee has reviewed and discussed with the Company’s management and BDO USA, P.C. the audited financial statements of Andersen Group Inc. for the year ended December 31, 2025. The Audit Committee has also discussed with BDO USA, P.C. the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB and the SEC regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, P.C. its independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2025 Annual Report for filing with the SEC.

Submitted by the audit committee of the Board of Directors:

John Joyce (Chair)

John Nicolai

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Company may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

San Francisco, California

April 30, 2026

SCAN TO VIEW MATERIALS & VOTE w ANDERSEN GROUP INC. VOTE BY INTERNET 333 BUSH STREET, SUITE 1700 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above SAN FRANCISCO, CALIFORNIA 94104 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ANDG2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 21, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95908-P52593 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ANDERSEN GROUP INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. Election of Directors ! ! ! Nominees: 01) Mark Vorsatz 05) Joseph Karczewski 02) Robert V. Gunderson, Jr. 06) John F. Nicolai 03) Susan Decker 07) Ronald L. Olson 04) John R. Joyce 08) Dorice Pepin The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V95909-P52593 ANDERSEN GROUP INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 22, 2026 at 9:00 a.m. PDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Mark Vorsatz, Neal Livingston and Bill Deckelman, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ANDERSEN GROUP INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. PDT, on June 22, 2026, virtually at www.virtualshareholdermeeting.com/ANDG2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side